UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 1, 2010

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 1, 2010, Vornado Realty Trust (“Vornado”) issued a press release announcing the completion of cash tender offers for any and all of its 3.625% Convertible Senior Debentures (CUSIP No. 929043AE7) (the “3.625% Debentures”) and its 2.85% Convertible Senior Debentures (CUSIP No. 929042AC3) (the “2.85% Debentures” and together with the 3.625% Debentures, the “Securities”), each of which are guaranteed by Vornado Realty L.P. (the “Operating Partnership”), the operating partnership through which Vornado conducts its business and holds substantially all of its assets. In accordance with the terms of the tender offers, Vornado accepted for payment $189,827,000 principal amount of its 3.625% Debentures (representing approximately 49.69% of the 3.625% Debentures outstanding prior to the tender offer) at a purchase price of $1,020 per $1,000 principal amount of such 3.625% Debentures, and $12,246,000 principal amount of its 2.85% Debentures (representing approximately 54.48% of the 2.85% Debentures outstanding prior to the tender offer) at a purchase price of $1,015 per $1,000 principal amount of such 2.85% Debentures, plus, with respect to each series of Securities, accrued and unpaid interest up to, but not including, October 1, 2010, the settlement date for the tender offers. Vornado paid for all of the Securities purchased pursuant to the tender offers with available cash received from the Operating Partnership.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell the Securities. The tender offers described above were made under the terms and subject to the conditions of the Offer to Purchase, dated September 2, 2010 and the related Letter of Transmittal. Copies of all the offering documents, including the Offer to Purchase and Letter of Transmittal, may be obtained free of charge, at the Securities and Exchange Commission’s website www.sec.gov.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)                                Exhibit.

99.1  Press Release, dated October 1, 2010 (filed).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

	By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer
Date: October 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

	By:	VORNADO REALTY TRUST,

Sole General Partner

	By:	/s/ Joseph Macnow
		Name:	Joseph Macnow
		Title:	Executive Vice President - Finance and Administration and Chief Financial Officer
Date: October 1, 2010

3